Net income (loss) per common share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share Text Block

Note 35 – Net income (loss) per common share

The following table sets forth the computation of net income (loss) per common share (“EPS”), basic and diluted, for the years ended December 31, 2013, 2012 and 2011:

(In thousands, except per share information)	2013	2012	2011
Net income	$599,327	$245,275	$151,325
Preferred stock dividends	(3,723)	(3,723)	(3,723)
Net income (loss) applicable to common stock	$595,604	$241,552	$147,602
Average common shares outstanding	102,693,685	102,429,755	102,179,393
Average potential dilutive common shares	367,790	223,855	110,103
Average common shares outstanding - assuming dilution	103,061,475	102,653,610	102,289,496
Basic EPS	$5.80	$2.36	$1.44
Dilutive EPS	$5.78	$2.35	$1.44

Note: All periods presented reflect the 1-for-10 reverse stock split effected on May 29, 2012.

Potential common shares consist of common stock issuable under the assumed exercise of stock options and restricted stock awards using the treasury stock method. This method assumes that the potential common shares are issued and the proceeds from exercise, in addition to the amount of compensation cost attributed to future services, are used to purchase common stock at the exercise date. The difference between the number of potential shares issued and the shares purchased is added as incremental shares to the actual number of shares outstanding to compute diluted earnings per share. Warrants, stock options, and restricted stock awards that result in lower potential shares issued than shares purchased under the treasury stock method are not included in the computation of dilutive earnings per share since their inclusion would have an antidilutive effect in earnings per common share.

For the year ended December 31, 2013, there were 102,389 weighted average antidilutive stock options outstanding (2012 – 165,342; 2011 – 209,288). Additionally, the Corporation has outstanding a warrant issued to the U.S. Treasury to purchase 2,093,284 shares of common stock, which have an antidilutive effect at December 31, 2013.